Patrick Industries, Inc.

INVESTOR PRESENTATION
March 15, 2016

NASDAQ: PATK

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Company Overview

Strong Brands

PATRICK INDUSTRIES, INC.

North American Forest Products
ADORN
BETTERWAY PRODUCTS
CUSTOM VINYLS
North American MOULDING
ATA COUNTERTOPS
CWD CREATIVE WOOD DESIGNS
PRECISION PAINTING
Gustafson Lighting
PATRICK Distribution
FOREMOST
Structural Composites of Indiana
Interior Components Plus
Middlebury Hardwood Products
WSF West Side Furniture
PRAXIS GROUP
CARRERA CUSTOM PAINTING
MILLENNIUM PAINT
GuestAudioVideo
FRONTLINE MANUFACTURING
Premier Concepts Inc.
INFINITY
PolyDyn3
DECOR
Gravure Ink
DECORATIVE DYNAMICS
CHARLESTON
Parkland Performance™ Panels
THE PROGRESSIVE GROUP



CUSTOMER
1st
F
I
R
S
T

Patrick at a Glance

- Founded in 1959 and incorporated in Indiana in 1961
- Headquartered in Elkhart, Indiana – the "RV Capital of the World"
- Leading national manufacturer and supplier of building and component products to the RV, MH, and Industrial markets
- Operates over 60 facilities in 14 states
- Approximately 3,800+ employees
- Listed on the NASDAQ under ticker PATK
- Acquired 25 companies from 2010 – 2016
  - $313 million aggregate purchase price
  - $582 million annualized sales (at time of acquisition)
- 2016 will focus on continued organic and acquisition growth, and expanding geographical product reach



Patrick Industries Overview

RV

- 75% of 2015 Net Sales
- Includes wall/ceiling panels, countertops, fabricated aluminum & FRP products, wrapped mouldings, cabinet doors, electrical/wiring/ plumbing, furniture, interior doors, RV painting, lighting, wall coverings, fiberglass caps, bath fixtures & small components, electronics, mattresses, and simulated wood and stone products



MH

- 14% of 2015 Net Sales
- Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, bath and shower surrounds, and trusses



Industrial

- 11% of 2015 Net Sales
- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, office and residential furniture
- 48% residential housing
- 52% retail, commercial, hospitality and institutional



Why Patrick Industries

Markets	• $16.8 billion addressable expanding RV & MH markets • Emerging industrial and housing market
Business Model	• Continuously expanding product and company portfolio through organic growth and growth through acquisitions • Execution of strategic plan and balanced capital allocation strategy
Leadership	• Team driven by performance-oriented culture with continuous improvement focus on driving margins and profitability • Strong relationships with broad array of customers
Operations	• High variable cost concentration-based operating structure providing ability to maximize levers to manage through business cycles
Financial Performance	• Strong financial performance focusing on revenue and earnings growth while maintaining a healthy balance sheet and delivering free cash flow
Shareholder Returns	• Management focus on increasing shareholder value • Returning capital to shareholders is strategic part of capital allocation strategy

Patrick Facility Profile


ADORN
BETTERWAY PRODUCTS
CWD
Gravure Ink
FRONTLINE
CHARLESTON
MILLENNIUM
PolyDyn
Parkland Performance
PROGRESSIVE
North American Forest Products
Structural Composites of Indiana
PRAXIS
WSF
West Side Furniture
Premier Concepts
DECOR
PATRICK
CUSTOM VINYLS

Sales & Earnings Growth

($ in millions except per share amounts)



Sales Growth
$308
+42%
$437
+36%
$595
+24%
$736
+25%
$920
2011
2012
2013
2014
2015
Sales



Earnings Growth
$0.56
+138%
$1.33
+11%
$1.49
+29%
$1.91
+42%
$2.72
$8
+151%
$21
+13%
$24
+28%
$31
+38%
$42
2011
2012*
2013
2014
2015
Net Income
EPS

- **Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth, and market share gains**
- **Net Income and EPS growth continue to outpace our sales growth driven by the following:**
  - Acquisition related revenue
  - Increased synergies and efficiencies with acquisitions
  - Leveraging of fixed costs and managing controllable expenses
  - Share buyback program

**2012 excludes the benefit of the income tax credit associated with NOLs - $7MM or $0.43 per diluted share*

The RV Market

RV Industry Conditions & Consumer Trends

Industry Strength

- Retail shipments have outpaced wholesale shipments allowing for healthy dealer inventories
- 2015 wraps up 6th consecutive year of wholesale shipment growth with 2016 projected to have slow and steady growth of 2%
- New innovative designs and products appealing to all age groups and attracting younger buyers
- Smaller units with lower price points reaching broader economic class of people

Economy

- Consumer confidence 97.9 avg. for 2015 compared to 86.8 avg. for 2014[1]
- 2015 average unemployment rate at 5.3%
- Continued low fuel prices

Demographics

- One in ten vehicle-owning households between 50 and 64 own at least one RV
- 11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership
- 70% of current RV owners plan to purchase another RV to replace their current unit

Lifestyle

- Culture shift toward outdoor activities
- More economical vacations with the typical RV family vacation being 23-59 percent less expensive than a traditional vacation
- Large segment of population, "Millennials", is embracing active and outdoor lifestyle



Strong Economy
Favorable Demographics
Long-Term Market Growth
Industry Strength
Increasing Active Lifestyle

Source: [1] The Conference Board; Bureau of Labor Statistics & U.S. Census Bureau; U.S. Energy Information Administration; RVIA

RV Industry Annual Shipment Trends

(shipments in thousands)



RV Wholesale Unit Shipments
9/11 Attacks
Gulf War
Residential Housing Crisis
+27%
476
374
Potential Runway
+21%
259
+24%
321
+22%
391
173
163
203
228
247
248
255
293
300
257
311
321
370
384
353
237
166
242
252
286
321
357
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F 2017F 2018F 2019F 2020F
Consumer Confidence
RV Annual Shipments

The RV industry has experienced steady growth over the last five years following a 58% decline in unit shipments during the period of 2006-2009. While past major cycle downturns were surrounded by major economic and global events, trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks points to an extended runway and the next potential peak at over 476,000 units approximating the 6th inning of the cycle statistically.

Source: 1990 – 2015 RVIA; 2016F – 2020F Company Estimates

RV Shipments


($ in millions)
(shipments in thousands)
+26%
$691
+27%
$548
+43%
$430
+60%
$300
$187
+5%
374
+11%
357
+12%
321
+13%
286
252
25
228
28
258
38
283
44
313
47
327
2011
2012
2013
2014
2015
Towable Shipments
Motorized Shipments
Patrick RV Sales

Towable RVs

- 89% of industry unit sales (on avg. since 2010)
- 61% of retail dollar sales, or $9.4 billion
- Retail cost $5,000 to $160,000 per unit (avg. $30,000)

Motorized RVs

- 11% of industry unit sales (on avg. since 2010)
- 39% of retail dollar sales, or $6.0 billion
- Retail cost $43,000 to $500,000+ per unit (avg. $136,000)

Source: RVIA 2014 Industry Profile

RV Towable Shipments



RV wholesale towable shipments (in thousands)
228
258
283
313
327
1%
5%
26%
68%
1%
4%
26%
69%
1%
4%
25%
70%
1%
3%
25%
71%
1%
3%
23%
73%
2011
2012
2013
2014
2015
Travel Trailers
Travel Trailers - Fifth Wheel
Folding Camping Trailers
Truck Campers

Travel Trailers

- 70% of towable unit sales (on avg. since 2010)
- 57% of towable retail dollar sales, or $5.4 billion
- Retail cost $8,000 to $95,000 per unit (avg. $24,000)

Travel Trailers – Fifth Wheel

- 25% of towable unit sales (on avg. since 2010)
- 41% of towable retail dollar sales, or $3.8 billion
- Retail cost $18,000 to $160,000 per unit (avg. $50,000)

Folding Camping Trailers

- 4% of towable unit sales (on avg. since 2010)
- 1% of towable retail dollar sales, or $0.1 billion
- Retail cost $5,000 to $22,000 per unit (avg. $10,000)

Truck Campers

- 1% of towable unit sales (on avg. since 2010)
- 1% of towable retail dollar sales, or $0.1 billion
- Retail cost $6,000 to $55,000 per unit (avg. $23,000)

Source: RVIA 2014 Industry Profile

RV Motorized Shipments



RV wholesale motorized shipments (in thousands)
25
28
38
44
47
8%
41%
51%
8%
41%
51%
6%
44%
50%
7%
43%
50%
7%
47%
46%
2011
2012
2013
2014
2015
Conventional (Class A)
Mini (Class C)
Van Campers (Class B)

Conventional (Class A)

- 50% of motorized unit sales (on avg. since 2010)
- 66% of motorized retail dollar sales, or $3.9 billion
- Retail cost $60,000 to $500,000+ per unit (avg. $180,000)

Van Campers (Class B)

- 7% of motorized unit sales (on avg. since 2010)
- 6% of motorized retail dollar sales, or $0.4 billion
- Retail cost $60,000 to $130,000 per unit (avg. $117,000)

Mini (Class C)

- 43% of motorized unit sales (on avg. since 2010)
- 28% of motorized retail dollar sales, or $1.8 billion
- Retail cost $43,000 to $200,000 per unit (avg. $89,000)

Source: RVIA 2014 Industry Profile

Retail vs. Wholesale - ‘15 vs. ‘14

(shipments in thousands)


RV Towables - Total
327
326
+4%
+12%
2015
Dealer
Retail


Towables - Travel Trailer
73% of 2015 towable shipments
239
240
+8%
+15%
2015
Dealer
Retail


Towables - Fifth Wheel
23% of 2015 towable shipments
75
73
-2%
+6%
2015
Dealer
Retail


RV Motorized - Total
47
41
+8%
+13%
2015
Dealer
Retail


Motorized - Class A
46% of 2015 motorized shipments
22
21
+0%
+10%
2015
Dealer
Retail


Motorized - Class B & C
54% of 2015 motorized shipments
25
20
+14%
+18%
2015
Dealer
Retail

- Growth of retail is outpacing that of wholesale in both Towables and Motorized
  - Towable retail increased 12% in 2015 compared to wholesale shipment growth of 4%
  - Motorized retail increased 13% in 2015 compared to wholesale shipment growth of 8%

Source: RVIA – dealer shipments; Statistical Surveys, Inc. – retail shipments

RV Content per Unit



$5,600
2011 – 2015 avg. content increase = $276 per year, CAGR 26%
$1,845
$1,536
$1,338
$1,048
$742
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Total Potential

- RV unit content increased 20% YoY
  - Driven by new products, extension growth, acquisitions, and market share gain
- Total potential RV content available estimated at $5,600

Calculated on TTM basis

Patrick Product Lines – RV Interior



Closet Hardware
Closet & Passage Doors
Mattresses
Electronics
Lighting
Drawer Fronts & Sides
Vanity Mirrors
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Laminate & Ceramic Flooring
Kitchen & Bath Faucets & Sinks
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Window Trim
Dinettes, Tables & Chairs
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring Adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

Patrick Product Lines – RV Exterior



Front and Rear Caps
Graphics
Bow Trusses
Exterior Speakers
StarRV
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Laminated Side Walls
Paint & Paint Mask
Motion Sensing Lights
LED Lighting

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre-Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet

RV Grills & Accessories



Patrick RV Products Growth Potential


Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

The MH Market

MH Market Quick Facts

- Average structure cost per sq. ft. (2014): $45 (MH) vs. $97 (single family home)
- Average MH retail price (2014): $65,300 for 1,440 sq. ft.
- Multiple exterior options and interior floor plans available; customized to meet consumer needs
- Engineered for wind safety and energy efficiency based on geographic region in which they are sold; sustain no more damage in hurricanes than site-built homes
- Appreciate in value as with other forms of housing
- Typical financing terms for MH loans on new homes:
  - 10 – 20% down payment
  - 15 – 30 year loan terms – based on credit profile, home size and loan type



Source: Manufactured Housing Institute (MHI)

MH Market Indicators

Drivers of Consumer Demand


Dealer and manufacturer inventory levels
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- Opportunity for moderate year-over-year growth; limited downside risk in near-term if volumes maintain historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers in transitional housing and most likely return to more permanent housing.
- Driving forces within the MH industry: technological advances, evolutionary designs, and a focus on delivering quality homes that families can afford.

Source: Manufactured Housing Institute (MHI)

MH Annual Shipment Trends

(shipments in thousands)



MH Wholesale Unit Shipments
193
168
131
131
147
118
96
82
50
50
52
55
60
64
71
78
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F

The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however, that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors.

Source: 1990-2015: Manufactured Housing Institute (MHI); 2016 Company Forecast

MH Shipments



($ in millions)
(shipments in thousands)
$79
+0%
$79
-6%
$74
+15%
$85
+12%
$95
+14%
$109
+18%
$129
50
+1%
50
+3%
52
+6%
55
+10%
60
+7%
64
+10%
71
2009
2010
2011
2012
2013
2014
2015
Wholesale Units
Patrick MH Sales

- Wholesale unit shipments continue to increase YoY – up 10%
- Patrick MH segment sales are up 18% YoY led by acquisitions and strong market share gain from our distribution branches

MH Content per Unit


Content per Unit
2011 – 2015 avg. content increase = $97 per year, CAGR 6%
$1,438
$1,556
$1,582
$1,692
$1,825
$6,200
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Total Potential

- RV unit content increased 8% YoY
  - Driven by new products, extension growth, acquisitions, and market share gain
- Total potential MH content available estimated at $6,200

*Calculated on TTM basis

Patrick Product Lines – MH



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Tile
Countertops
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses

Patrick MH Products Growth Potential



Alternative Roofing
Insulation
Solar Panels
Composite Decking
Hardware
Lumber
Windows
Carpet & Carpet Pad
Brackets/Braces & Hardware

- Water Heaters
- Appliances
- Toilets/Plumbing
- HVAC

The Industrial Market

Industrial Market Indicators


Growth in Housing Market Driving Demand
New Housing Starts (000's)
Existing Home Sales (000's)
1,200
1,100
1,000
900
800
700
600
500
400
5,500
5,300
5,100
4,900
4,700
4,500
4,300
4,100
3,900
554
587
609
781
925
1,003
1,111
4,340
4,190
4,260
4,660
5,090
4,940
5,210
2009
2010
2011
2012
2013
2014
2015
New Housing Starts
Existing Home Sales

Market Growth


New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 48% of the Company's industrial revenue base is tied directly to the residential housing market (new construction and remodel)
- Our sales to the industrial market generally lag new residential housing starts by six to nine months
- Patrick has targeted certain sales efforts towards industrial market segments less directly tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets

**New Housing Starts: NAHB; Existing Home Sales – 2015: Nov. YTD avg. National Assoc. of Realtors*

Residential & Non-Residential Trends


($ in millions)
(housing starts in thousands)
non-res construction spend, YoY chg.
$40
-4%
$39
+19%
$46
+13%
$52
+33%
$70
+13%
$79
+28%
$101
-14%
-23%
-4%
+5%
-1%
+10%
+12%
554
+6%
587
+4%
609
+28%
781
+18%
925
+8%
1,003
+11%
1,111
2009
2010
2011
2012
2013
2014
2015
Residential Housing Starts
Patrick Industrial Sales

- Our products have applicability in both new construction and remodel markets
- We estimate that approximately 48% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery while the remaining is tied to non-residential

Source: U.S. Census Bureau

New Housing Starts Trends

(housing starts in thousands)



1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
1,003
1,111
1,213
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F

We estimate that approximately 48% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.

Source: 1990-2015: U.S. Census Bureau; 2016F: NAHB (as of March 2, 2016)

Industrial Organic Growth

DECORATIVE DYNAMICS

Markets

- 48% residential housing
- 52% retail, commercial, hospitality and institutional

Product Types

- Paper and vinyl laminated panels
- High pressure laminate ("HPL")
- Fabricated and contour banded parts

Industrial Market Advantages

- Higher margins relative to Patrick consolidated margin profile
- Expanding economy and investment in retail, office and commercial space
- Pent up demand in residential housing
- Industry financing becoming more available

Legacy Industrial Organic Sales Growth*



($ in millions)
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
14% Organic Growth CAGR
2010
2011
2012
2013
2014
2015

Growing our legacy core product lines into adjacent markets outside of RV and MH continues to be part of our strategic growth plans. We will continue to concentrate in the residential cabinet and furniture, retail, commercial, hospitality and institutional markets, where positive momentum and market share gains continue to drive strong sales growth.

**Excludes the impact of companies acquired from 2010-2015*

Strategy Execution

Capital Allocation

- Acquisitions
- Geographic and product expansion
- Stock buyback program
  - At prices and volumes deemed appropriate by the Board and management
- Investments in infrastructure and capital expenditures
- Debt reduction and leverage position
  - We expect to utilize availability under our credit facility and maintain an appropriate leverage position to support our strategic growth initiatives

Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams with strong customer and supplier relationships and operational talent
  - High quality product lines
  - Strong growth potential
  - Strategic value proposition to our business model
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial spirit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results and earnings per share
- **Diversification opportunities:**
  - Seek out and pursue acquisitions in adjacent markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure
- **Acquisition profile:**
  - We maintain a disciplined approach and are comfortable evaluating and exploring both smaller and larger acquisition candidates that have the potential to bring long term strategic value to the organization
  - The pipeline continues to have a broad scale of candidates with annualized revenues ranging from $6 million to $60 million in size

Acquisition Summary by Year

2010 Acquisition Highlights
• 2 companies
• $6MM aggregate purchase price
• $22MM annualized sales
• Primarily RV market-based

2011 Acquisition Highlights
• 3 companies
• $7MM aggregate purchase price
• $26MM annualized sales
• Primarily RV & Industrial market-based

2012 Acquisition Highlights
• 4 companies
• $30MM aggregate purchase price
• $80MM annualized sales
• Primarily RV market-based

2013 Acquisition Highlights
• 3 companies
• $17MM aggregate purchase price
• $42MM annualized sales
• Primarily RV market-based

2014 Acquisition Highlights
• 7 companies
• $72MM aggregate purchase price
• $126MM annualized sales
• Primarily RV market-based

2015 Acquisition Highlights
• 4 companies
• $146MM aggregate purchase price
• $233MM annualized sales
• Primarily RV market-based

2016 Acquisition Highlights
• 2 companies
• $36MM aggregate purchase price
• $53MM annualized sales
• Primarily RV & Industrial market-based

- **$88MM in average revenues acquired from 2010-2015**
- **$134MM average revenues acquired the past 3 years 2013-2015**
- **$53MM in annualized revenues acquired thus far in 2016**

Parkland Plastics, Inc.

Parkland Performance™ Panels

- Parkland Plastics (headquartered in Middlebury, IN) was acquired in February 2016
  - Purchase price $25 million | $30 million annualized net sales
  - Immediately accretive to 2016 net income per share
- Products:
  - Pioneer in utilizing reclaimed polymers to engineer high-performance, non-fiberglass reinforced plastic ("NRP") panels
  - Product lines include wall panels, lay-in ceiling panels, coated and rolled floors, protective molding, and adhesives and accessories
- Market Segment Sales: 50% RV / 50% Industrial
- Synergies:
  - Expand content per unit by increasing our presence and value proposition in the RV market
  - Deep penetration and connectivity with big box retailers
  - Capitalize on Patrick's strong RV industry relationships to further increase penetration into the RV market

The Progressive Group

THE PROGRESSIVE GROUP

- The Progressive Group acquired in March 2016
  - Purchase price $11 million | $23 million annualized net sales
  - Immediately accretive to 2016 net income per share
  - Operating out of 7 locations serving 16 states, primarily in the Midwest and Inter-mountain regions
- Products:
  - Home and Car Audio Systems and Components, wiring, speakers, lighting, remote start systems, security systems, televisions, radar detectors, safety products, automotive accessories and covers including Weather Tech floor mats, Bluetooth products, and sport headphones
- Synergies:
  - Capitalize on our existing QAV electronics platform and nationwide geographic footprint
  - Expand our product offering with new and innovative major brand electronics and components in the RV and marine markets
  - Diversify our product offerings into new markets including big box retail and custom home and audio car shops

Geographical & Product Expansion



Pacific Northwest
- Lamination
- Aluminum
- FRP
- Fiberglass
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products
- Industrial
- Interior Doors

Southern California
- Softwoods
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products

Texas
- Softwoods
- Hardwood Products
- Industrial

Southeast
- Lamination
- Fiberglass
- Solid Surface

Northeast
- Softwoods
- Fiberglass
- Solid Surface
- Hardwood Products
- Slotwall Products

Focus on expansion opportunities that provide the greatest potential, while understanding any potential risks or pitfalls

Stock Buyback



Stock Buyback (000's)
Stock Price
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
388
611
611
611
611
753
870
1,128
1,324
1,324
1,324
1,747
1,817
388
223
142
117
258
196
423
71
$9.18
$9.95
$9.95
$9.95
$9.95
$12.97
$14.95
$17.73
$19.38
$19.38
$19.38
$24.41
$25.04
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Q1-16YTD
Incremental Shares Repurchased
Cumulative Shares Repurchased
Avg. Close Share Price
Cumulative Avg. Price of Share Buyback

- Repurchased 1.8 million shares since February 2013 through January 2016
  - Average cost per share of $25.04 --- total cost $46 million
- New stock repurchase program announced in Q1 2016 for $50 million for 24 months

Capital Expenditures

($ in thousands)


$2,453
$4,218
$309
$1,356
$2,436
$7,895
$8,669
$6,542
$7,958
$10,000
Recession
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F

We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend when necessary to align with our demand levels

Funding Growth with Cash Flows

($ in thousands)

	2011	2012	2013	2014	2015
Cash Flows From Operating Activities:					
Net income	$ 8,470	$28,095	$24,040	$30,674	$ 42,219
Depreciation & amortization	4,916	5,586	7,297	10,433	16,775
Deferred financing amortization	995	543	430	365	490
Stock compensation/deferred compensation/DTA/other	2,554	(3,596)	5,232	4,948	3,041
Changes in operating assets & liabilities, net	(5,120)	(9,631)	(14,568)	(679)	3,105
Net cash provided by operating activities	**$11,815**	**$20,997**	**$22,431**	**$45,741**	**$ 65,630**
Capital expenditures	(2,436)	(7,895)	(8,669)	(6,542)	(7,958)
Free cash flow	**$ 9,379**	**$13,102**	**$13,762**	**$39,199**	**$ 57,672**

- **Consistently generating strong operating cash flows**
  - **Low capital expenditure maintenance resulting in strong free cash flows to fund capital allocation strategy**

Capital Allocation

($ in millions)



$613 Million Sales Increase
$36
$272
$33
$43
($180)
$204
2010 Total Debt
Acquisitions
Capital Spending
Stock Buybacks
Debt Payments
2015 Total Debt

Debt increased only $168MM from 2010 to 2015 with $348MM invested in capital allocation strategy over that time period

Balance Sheet Strength


Leverage Position Trend
5.0
4.0
3.0
2.0
1.0
0.0
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
$30MM of Acquisitions
$17MM of Acquisitions
$72MM of Acquisitions
$146MM of Acquisitions
CWD
DECOR
FRONTLINE
West Side Furniture
CARRERA
PolyDyn
BETTERWAY PRODUCTS
North American Forest Products
North American MOULDING

We expect and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix.

Margin Expansion

($ in millions)



Margin %
($ millions)
10.9%
11.8%
13.5%
14.4%
15.5%
15.7%
15.2%
15.0%
15.0%
15.2%
15.1%
15.3%
15.4%
15.7%
16.0%
16.1%
16.1%
16.2%
16.3%
16.5%
1.6%
2.2%
3.7%
4.4%
5.9%
6.2%
6.2%
6.3%
6.8%
6.7%
6.8%
6.9%
6.9%
7.0%
7.0%
7.0%
7.2%
7.3%
7.6%
$44
$13
$66
$27
$91
$41
$119
$51
$152
$70
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4' 15
Gross Margin
Operating Income
Gross Margin %
Operating Margin %

Our gross and operating margins have continued to expand driven by increased sales volume, leveraging our fixed costs and strategic acquisitions

Stock Performance



Split Adjusted Stock Performance
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$43.98
$43.50
$44.19
$28.93
$29.32
$19.29
48% TSR
52% TSR
12/31/13
12/31/14
12/31/15
2/29/16
Pre-Stock Split Close Price
Post-Stock Split Close Price

As of December 31, 2015, our split-adjusted closing stock price was $43.50, approximately 99% of our pre-split closing stock price of $43.98 on December 31, 2014, and generating a 48% total shareholder return over that time period

Appendix

Shareholder Value



PATK Price and Volume
600,000
500,000
400,000
300,000
200,000
100,000
0
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
12/31/2014
1/31/2015
2/28/2015
3/31/2015
4/30/2015
5/31/2015
6/30/2015
7/31/2015
8/31/2015
9/30/2015
10/31/2015
11/30/2015
12/31/2015
1/31/2016
2/29/2016
Volume
Price

Patrick has approximately 15.2 million shares outstanding and a market capitalization of approximately $660 million as of December 31, 2015

Acquisition Summary

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products
06/2014	Precision Painting Group	$16.0 MM	$28 MM	Manufacturing	RV	Exterior full body painting
06/2014	Foremost Fabricators, LLC	$45.4 MM	$75 MM	Manufacturing & Distribution	RV	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil
09/2014	PolyDyn3, LLC	$1.3 MM	$2.5 MM	Manufacturing	RV	Fabricated simulated wood and stone products
11/2014	Charleston Corporation	$9.5 MM	$20 MM	Manufacturing	RV	Fiberglass and small plastic components

*Projected Annualized Sales as of the acquisition date

Acquisition Summary

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
02/2015	Better Way Partners, LLC	$40.5 MM	$50 MM	Manufacturing	RV	Fiberglass components
05/2015	Structural Composites of Indiana, Inc.	$20.1 MM	$18 MM	Manufacturing	RV, Marine & Industrial	Fiberglass front and rear caps and roofs and other specialty fiberglass components
09/2015	North American	$85.0 MM	$165 MM	Manufacturing	RV, MH & Industrial	Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials
02/2016	Parkland Plastics	$25.0 MM	$30 MM	Manufacturing	RV & Industrial	Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding
03/2016	The Progressive Group	$11.0 MM	$23 MM	Distribution	RV & Industrial	Electronics

**Projected Annualized Sales as of the acquisition date*

PATRICK
INDUSTRIES, INC.